UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 20, 2005

ALPHASMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50570	77-0298384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

973 University Avenue

Los Gatos, California 95032

(Address of principal executive offices, including zip code)

(408) 355-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As of April 20, 2005, AlphaSmart, Inc., a Delaware corporation (“AlphaSmart”) and Renaissance Learning, Inc. (“Renaissance”) agreed to amend the Agreement and Plan of Merger and Reorganization, dated as of January 24, 2005 (the “Merger Agreement”) by and among the AlphaSmart, Renaissance, RLI Acquisition Corp., Inc., a Delaware corporation and a wholly owned subsidiary of Renaissance and RLI Acquisition Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Renaissance, to make several technical corrections to the cash proration factor, the exchange rate determination, the election procedures, the treatment of fractional shares and the continuity of interest test redesignation procedures set forth in the Merger Agreement.

As previously disclosed, certain significant stockholders and members of management have entered into voting agreements as well as employment agreements and non-compete agreements in connection with the merger.

The foregoing description of the amended Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the actual agreement.

Additional Information and Where to Find It

Renaissance filed a registration statement on Form S-4, which included a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving AlphaSmart and Renaissance, with the Securities and Exchange Commission (SEC) on February 25, 2005, as amended on April 13, 2005 (File No. 333-122993). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AlphaSmart at AlphaSmart’s website at www.alphasmart.com or by contacting AlphaSmart investor relations at IR@alphasmart.com or via telephone at 408-355-1029. Investors and security holders may obtain free copies of the documents filed with the SEC by Renaissance Learning by directing such requests to Renaissance Learning, Inc., Attention: Corporate Secretary, 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54995 or via telephone at 715-424-3636.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization by and among Renaissance Learning, Inc., RLI Acquisition Sub, LLC, RLI Acquisition Corp, Inc. and AlphaSmart, Inc. dated January 24, 2005 and amended as of April 20, 2005 (Incorporated by reference to Appendix A to the proxy statement/prospectus on Form S-4 filed by Renaissance Learning, Inc. on February 25, 2005, as amended on April 13, 2005 (File No. 333-122993)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHASMART, INC.

By:	/s/ Ketan D. Kothari
Ketan D. Kothari Chief Executive Officer

Date: April 25, 2005